Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of December 1, 2025 (the “Eﬀective Date”), by and between:

LONGWOOL, a société par actions simpliﬁée (SAS) organized under the laws of France, with its principal place of business at 1-3 Place Martin Levasseur, 93400 Saint-Ouen-sur-Seine, France (the “Company”),

and

Nocera Inc., a Nevada corporation, with its principal place of business at 3F, No.185, Sec 1, Datong Rd, Xizhi Dist, New Taipei City 221, Taiwan (R.O.C.) (the “Investor”).

RECITALS

WHEREAS, the Company is engaged in the development and operation of global smart payment systems, including multi-region acquiring, intelligent routing, localized payment methods, and real-time risk management;

WHEREAS, the Investor desires to purchase, and the Company desires to issue, certain shares of the Company’s ordinary/common stock on the terms and conditions set forth herein;

NOW, THEREFORE, the Parties agree as follows:

ARTICLE I — PURCHASE AND SALE OF SHARES

1.1  Authorization and Issuance of Shares. The Company agrees to issue and sell to the Investor, and the Investor agrees to purchase from the Company, such number of shares representing 35% of the Company’s equity (the “Shares”).

1.2  Purchase Price. The purchase price for the Shares shall be USD 400,000 in total (the “Purchase Price”).

1.3  Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall take place remotely via electronic exchange of documents on a date mutually agreed by the Parties.

ARTICLE II — CLOSING DELIVERABLES

2.1 Company Deliverables. At Closing, the Company shall deliver:

(a)	evidence of issuance of the Shares in book-entry form, or a share certiﬁcate if applicable;
(b)	a certiﬁcate of an authorized oﬃcer conﬁrming the accuracy of representations and warranties; and
(c)	copies of all necessary corporate approvals authorizing the issuance of the Shares.

2.2  Investor Deliverables. At Closing, the Investor shall deliver the Purchase Price by wire transfer to the bank account designated by the Company.

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ARTICLE III — REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1  Organization. The Company is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation.

3.2  Authorization. The Company has full corporate power and authority to execute, deliver, and perform this Agreement and to issue the Shares.

3.3  Valid Issuance. The Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable.

3.4  Compliance. The execution of this Agreement and the issuance of the Shares will not violate any applicable laws or the Company’s organizational documents.

ARTICLE IV — REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

4.1  Authorization. The Investor has full power and authority to execute and deliver this Agreement and purchase the Shares.

4.2  Investment Purpose. The Investor is acquiring the Shares for investment purposes only and not with a view to distribution.

4.3  Sophistication. The Investor has the ﬁnancial capability and experience to evaluate the risks of this investment.

ARTICLE V — COVENANTS

5.1  Use of Proceeds. The Company shall use the proceeds from the sale of the Shares for general corporate purposes, including operational expansion, technology development, and regulatory compliance.

5.2  Information Rights. For so long as the Investor holds Shares, the Company shall provide:

(a)	annual ﬁnancial statements within 120 days after the ﬁscal year-end;
(b)	quarterly business updates within 45 days after each quarter; and
(c)	reasonable access to information customarily provided to shareholders under applicable law.

ARTICLE VI — CONFIDENTIALITY

6.1  Conﬁdentiality. Each Party agrees to maintain in conﬁdence all non-public information provided by the other Party in connection with this Agreement, except as required by law or regulation.

ARTICLE VII — MISCELLANEOUS

7.1  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of France, without regard to conﬂict of law principles.

7.2  Notices. All notices required hereunder shall be in writing and delivered by email or courier to the addresses designated by the Parties.

7.3  Entire Agreement. This Agreement constitutes the entire agreement between the Parties regarding the subject matter hereof.

7.4  Amendments. No amendment to this Agreement shall be effective unless in writing and signed by both Parties.

7.5  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

THE COMPANY:

By: ______________________________

Name: ZHANG Yilong

Title: President

THE INVESTOR:

By: ______________________________

Name: Song Yuan Teng

Title: Director

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